UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2003


                               PTEK HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)




       Georgia               000-27778                59-3074176
 ------------------       --------------       -----------------------
 (State or Other          (Commission           (IRS Employer
  Jurisdiction of          File Number)          Identification No.)
  Incorporation)

              3399 Peachtree Rd., NE, Suite 700, Atlanta, GA 30326
              ----------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (404) 262-8400
                                 --------------
              (Registrant's Telephone Number, including Area Code)




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Item 12.      Results of Operations and Financial Condition.
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         On October 29, 2003, PTEK Holdings, Inc. issued a press release reporting on its financial results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                    EXHIBITS
                                    --------

    Exhibit No.                        Description
-------------------------------------------------------------------------------
           99.1 Press Release, dated October 29, 2003, with respect to the Registrant's financial results for the three months ended September 30, 2003.




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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PTEK HOLDINGS, INC.


                          /s/ William E. Franklin
                          -----------------------
                          William E. Franklin
                          Executive Vice President and
                          Chief Financial Officer
                          (principal financial and accounting
                          officer)

Date:  October 29, 2003

                                INDEX TO EXHIBITS
                                -----------------

    Exhibit No.                        Description
    ----------------------------------------------------------------------------

            99.1 Press Release, dated October 29, 2003, with respect to the Registrant's financial results for the three months ended September 30, 2003.